                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):August 16, 1999

              GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST 1998-1
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             (Exact name of registrant as specified in its charter)

          Minnesota                    33-62433             Applied for
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(State or other jurisdiction         (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)

 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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  (Address of principal executive offices)                          (Zip code)

       Registrant's telephone number, including area code: (612) 293-3400

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

          Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and Norwest Bank Minnesota (the "Trustee"), on August 16, 1999 the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits.

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.    Description
               -----------    -----------
                  99.1        Monthly Report delivered to
                              Certificateholders on
                              August 16, 1999.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 1999

                                     FLOORPLAN RECEIVABLES MASTER TRUST
                                     1998-1

                                     By  GREEN TREE FINANCIAL CORPORATION
                                         as Servicer with respect to the Trust

                                     By: /s/ Phyllis A. Knight
                                         -------------------------------------
                                         Phyllis A. Knight
                                         Senior Vice President and Treasurer

                             INDEX TO EXHIBITS

Exhibit
Number                                                                  Page
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 99.1   Monthly Report delivered to Certificateholders                    5
        on August 16, 1999.